UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 14, 2012

THE DIGITAL DEVELOPMENT GROUP CORP.

(Exact name of registrant as specified in its charter)

NEVADA	000-53611	98-0515726
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

6630 Sunset Blvd.

Los Angeles, CA 90028

(Address of principal executive offices)

(800) 783-3128

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2010 Equity Incentive Plan

On September 14, 2012, our board of directors approved the adoption of The Digital Development Group Corp. 2012 Equity Incentive Plan (the "2012 Plan”). The 2012 Plan is intended to aid The Digital Development Group Corp. (the “Company”) in recruiting and retaining key employees, directors or consultants and to motivate them by providing incentives through the granting of awards of stock options or other stock based awards. The 2012 Plan is administered by the board of directors. Directors, employees and consultants of the Company and its affiliates are eligible to participate under the 2012 Plan.  A total of 4,400,000 shares of common stock have been reserved for awards under the 2012 Plan.  The summary of the 2012 Plan described above is qualified in its entirety by reference to the 2012 Plan which is filed as an exhibit to this current report.

Option Grants to Named Executive Officers

On September 14, 2012, the Company granted the following options to the following named executive officers under the 2012 Plan:

Officer	Title	Options
Martin W. Greenwald	CEO/Interim CFO	1,000,000
Joe Q. Bretz	President	1,000,000
Alex Frejrud	Chief Creative Director	200,000
Richard Verdoni	Chief Technology Officer	200,000

The options for Mr. Greenwald and Mr. Bretz (i) have an exercise price of $.451 per share (110% of the closing price of the Company’s common stock on September 13, 2012); (ii) vest quarterly over a period of one year, subject to the continued employment of the officer with the Company, and vest immediately upon a change of control of the Company; (iii) have a 10 year term; and (iv) are subject to the other terms and conditions under the 2012 Plan and grant notices.

The options for Mr. Frejrud and Mr. Verdoni (i) have an exercise price of $.41 per share (the closing price of the Company’s common stock on September 13, 2012); (ii) vest quarterly over a period of two years, subject to the continued employment of the officer with the Company, and vest immediately upon a change of control of the Company; (iii) have a 10 year term; and (iv) are subject to the other terms and conditions under the 2012 Plan and grant notices.

Item 8.01

Other Events

Effective September 14, 2012, the Company secured eligibility from The Depository Trust Company (DTC) for its shares of common stock.  Securities that are eligible to be electronically cleared and settled through the DTC are considered "DTC eligible".  This electronic method of clearing securities speeds up the receipt of stock and cash, and thus accelerates the settlement process for investors and broker/dealers.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

No.	Description

10.6	2012 Equity Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE DIGITAL DEVELOPMENT GROUP CORP.

Dated: September 19, 2012	By:	/s/ Martin W. Greenwald
Martin W. Greenwald Chief Executive Officer